UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 11, 2013

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02           DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Second Amendment to Employment Agreement with David Overton.

On November 11, 2013, The Cheesecake Factory Incorporated (the “Company”) and David Overton (“Employee”), the Company’s Chairman of the Board and Chief Executive Officer, entered into a Second Amendment to Employment Agreement (the “Second Amendment”), which amendment extends the term of the Employment Agreement, dated June 30, 2009 as first amended on February 29, 2012 (“Employment Agreement”), between the Company and Employee to April 1, 2015. Any further extension of the term of the Employment Agreement shall be by the mutual agreement of the Company and the Employee.

Except as modified by the Second Amendment, all other terms and conditions of the Employment Agreement remain unmodified and in full force and effect. The full text of the Second Amendment is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

ITEM 8.01  OTHER EVENTS

In a press release dated November 12, 2013, The Cheesecake Factory Incorporated (the “Company”) announced it will present at The Morgan Stanley Global Consumer Conference in New York City on November 19, 2013 at 10:55 a.m. Eastern Time.

The presentation will be webcast on the Company’s website at www.thecheesecakefactory.com and can be accessed by clicking on the “Investors” link from the home page and the conference webcast link at the top of the page.  An archive of the webcast will be available following the live presentation.

The full text of the press release is attached as Exhibit 99.2 to this report and is hereby incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1*	Second Amendment to Employment Agreement dated November 11, 2013
99.2	Press release dated November 12, 2013, entitled “The Cheesecake Factory to present at the Morgan Stanley Global Consumer Conference”

* Management contract or compensatory plan or arrangement required to be filed as an exhibit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2013	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ W. Douglas Benn
W. Douglas Benn
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1*	Second Amendment to Employment Agreement dated November 11, 2013
99.2	Press release dated November 12, 2013, entitled “The Cheesecake Factory to present at the Morgan Stanley Global Consumer Conference”

* Management contract or compensatory plan or arrangement required to be filed as an exhibit